                                                                  EXECUTION COPY

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

               Mortgage Loan Purchase Agreement, dated as of November 21, 2006,
(the "Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

               The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C7, Commercial Mortgage Pass-Through Certificates, Series 2006-C7. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of November 13, 2006 (the
"Pooling and Servicing Agreement"), between the Purchaser, as depositor,
Wachovia Bank, National Association, as master servicer (the "Master Servicer"),
LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle
Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

               The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc ("UBS-AM"), KeyBanc
Capital Markets, a division of McDonald Investments Inc. ("KBCM"), and Citigroup
Global Markets Inc. ("CGMI" and, together with Lehman, UBS-AM and KBCM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

               In connection with the transactions contemplated hereby, the
Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

               SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule
(the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,721,897,422 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on
December 5, 2006, or such other date as shall be mutually acceptable to the parties hereto (the

"Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto)
of the Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including November 13, 2006 up to but not including the Closing
Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

               SECTION 2. Conveyance of Mortgage Loans.

               (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

               (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

               (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a
Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate
Sub-Servicer), or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage
Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced Trust Mortgage Loan, deliver to and deposit with the master
Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust
Mortgage Loan Securitization Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

               (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing

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administration and/or servicing of the related Mortgage Loan by the Master
Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, a certified copy of the recorded original shall be forwarded to the
Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

               The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

               Pursuant to the Pooling and Servicing Agreement and a letter agreement dated December 5, 2006 (the "Filing Letter Agreement") between
American Capital Strategies Ltd. (the "Payee"), the Depositor, the UBS Mortgage
Loan Seller, the KeyBank Mortgage Loan Seller and the Trustee, the Trustee,
through a third party (the "Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement and at the expense of the Payee
(and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing
Agent), is required to cause (i) each assignment of Uniform Commercial Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the
Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the
Master Servicer, at the expense of the Seller, at least every 90 days after the
Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing
Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the Filing Letter Agreement
and at the expense of the Seller, shall only be required to cause the Filing
Agent to file the assignments of such Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

               (e) With respect to any Mortgage Loan, (other than an Outside
Serviced Trust Mortgage Loan), the Seller shall deliver to and deposit with the
Master Servicer, within 45 days of the Closing Date, the Mortgage Loan
Origination Documents (other than any document that constitutes part of the
Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

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               (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

               (g) In connection with the obligations of the Master Servicer under Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage
Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and
each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an Outside Serviced Trust
Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

               (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

               (i) In addition, on the Closing Date, the Seller shall deliver to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits relating to the Mortgage Loans.

               SECTION 3. Representations, Warranties and Covenants of Seller.

               (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                    (i) The Seller is a corporation duly organized, validly
     existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

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                    (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (iii) The execution and delivery of this Agreement by the
     Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                    (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                    (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the
     Seller or the performance by the Seller of its obligations under this
     Agreement.

                    (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

                    (vii) No litigation is pending or, to the best of the
     Seller's knowledge, threatened against the Seller that would, in the
     Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the
     Seller of its obligations under this Agreement.

                    (viii) Under generally accepted accounting principles
     ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans.

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     The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The
     Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                    (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

               (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

               SECTION 4. Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                    (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

                    (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                    (iv) Except as may be required under federal or state
     securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the

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     execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                    (v) Under GAAP and for federal income tax purposes, the
     Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

               SECTION 5. Notice of Breach; Cure; Repurchase.

               (a) If the Seller receives written notice with respect to any
Mortgage Loan (i) that any document constituting a part of clauses (a)(i)
through (a)(xiii) (or, in the case of an Outside Serviced Trust Mortgage Loan, clause (b)(i)) of the definition of "Mortgage File" or a document, if any, specifically set forth on Schedule IX to the Pooling and Servicing Agreement has
not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to
Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage
Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a
"Material Breach", as the case may be. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in
Section 2.03(a) of the Pooling and Servicing Agreement.

               (b) In the event the Seller is obligated to repurchase any
Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject
Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO
Property, a Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

               (c) If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written

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confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor)
within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the
Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

               (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage
Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

               (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

               (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph

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shall constitute "Liquidation Proceeds" for all purposes of the Pooling and
Servicing Agreement (other than Section 3.11(c) of the Pooling and Servicing
Agreement).

               (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach
(other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but only if and to the extent the
Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if
95% or more of the loss of value to a Mortgage Loan was caused by a Material
Breach or Material Document Defect, which Material Breach or Material Document
Defect is not capable of being cured, this Section 5(g) shall not apply and the
Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

               (h) Notwithstanding the foregoing, if there exists a Material
Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and
Servicing Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a
Material Document Defect or Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

               (i) The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in Section 2.03(i) of the Pooling and Servicing Agreement.

               SECTION 6. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

                                        9

               The Closing shall be subject to each of the following conditions:

               (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the
Closing Date;

               (b) Insofar as it affects the obligations of the Seller
hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

               (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (d) The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

               (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

               (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

               (g) Neither the Underwriting Agreement nor the Certificate
Purchase Agreement shall have been terminated in accordance with its terms.

               Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

               (a) This Agreement duly executed by the Purchaser and the Seller;

               (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

               (c) The Indemnification Agreement duly executed by the parties thereto;

               (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this
Agreement to be performed or satisfied at or prior to the Closing Date;

                                       10

               (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

               (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

               (g) A favorable opinion of Sidley Austin LLP, special counsel to the Seller, substantially in the form attached hereto as Exhibit B-1, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Sidley
Austin LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

               (h) A favorable opinion of in-house counsel to the Seller, substantially in the form attached hereto as Exhibit B-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

               (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

               (j) Such further certificates, opinions and documents as the
Purchaser may reasonably request.

               SECTION 8. Costs. An amount equal to 66.1% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the
Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

               SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest

                                       11

in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the
Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the
Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

               SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

               SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

               SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       12

               SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS
AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED
ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND
SUBJECT TO SECTION 5(i) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH
RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN
MATTERS TO BE SETTLED BY MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION
5(i) HEREOF; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR
PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL
COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST
POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH
ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND
(IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE
CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR
IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT SECTION 5(i)
HEREOF IS INAPPLICABLE AND BOTH A NEW YORK STATE AND A FEDERAL COURT SITTING IN
NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED
BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR RELATING TO
THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT
ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60
DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF
ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY
WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE
(II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

               SECTION 15. Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

               SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations

                                       13

hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller has consented to such amendment or modification in writing.

                                       14

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ Catherine Harnett
                                            ------------------------------------
                                        Name: Catherine Harnett
                                        Title: Authorized Signatory

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES CORPORATION
                                        II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title: Senior Vice President

                                        Address for Notices:

                                        Structured Asset Securities Corporation
                                        II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

                                       A-1

LBHI
LBB

MORTGAGE
  LOAN
 NUMBER                 PROPERTY NAME                                                 ADDRESS
------------------------------------------------------------------------------------------------------------------------------

     1    520 Madison Avenue                         520 Madison Avenue
     3    Extendicare Portfolio                      Various
     4    Reston Town Center                         11911-11921 Freedom Drive
     5    Colony Square                              1175 Peachtree Street NE
     9    Midtown Plaza                              1349 West Peachtree Street, 1360 Peachtree Street & 1372 Peachtree Street
                                                     Northeast
    12    Bucs Headquarters Office Bldg              3302 West Martin Luther King, Jr. Boulevard
    13    The Gallery at Beach Place                 17 South Ft. Lauderdale Beach Blvd.
    14    695/710 Route 46                           Various
    15    Archstone Woodlands Apartments             2200 Woodlands Drive
    17    500 Collins Avenue                         500 Collins Avenue
    18    Jefferson at Kessler Park                  1520 North Beckley Avenue
    25    Statesboro Mall                            32 Statesboro Mall
    26    Jefferson at Founders Park                 1401 North Zang Boulevard
    29    Cool Creek Commons                         2430-2554 East 146th Street
    31    Windsor Apartments                         4415 NE 5th Street
    34    Bradford Towne Center                      U.S. Route 6
    37    Beta Center                                5151 & 5171 Glenwood Avenue
    38    New Hampton Commons Apartments             1482 West Queen Street
    39    Jamesbridge Apartments                     3815 Advantage Way Drive
    41    Canterbury Village Shopping Center         8637-8699 Sudley Road
    44    Dublin Mall                                2005 Veterans Boulevard
    47    Windsor Landing Apartments                 7124 Southlake Pkwy
    48    Ramsgate Apartments                        1407 Bernard Street
    50    Victor Marketplace                         14775 Victor Hugo Boulevard
    51    Indian Springs Apartments                  3700 Watonga Boulevard
    55    Cross Continents Office Building           3838 North Sam Houston Parkway
    56    Felton's Shopping Center                   877 Joe Frank Harris Parkway
    57    Melbourne Village                          1270 North Wickham Road
    58    Pacific Marina Inn                         2628 Waiwai Loop
    59    Bee's Ferry Crossing                       2863, 2875 Ashley River Road & 2135 Bees Ferry Road
    62    Majestic Oaks                              5800 SW 20th Avenue
    65    Drug Store Portfolio                       Various
    74    Park Place Plaza                           3761 Nova Road
    75    Lakeview I & II                            1701-1705 West Northwest Highway
    77    Parker Square - Bldg 600                   600 Parker Square
    78    Serene Village                             14014 Admiralty Way
    79    Crystal Pointe Apartments                  35434 25th Ave. S.W.
    80    Windsor Townhomes & Erin's @ Windsor       4170, 4231 & 4271 Altoona Drive
    82    Royal Crest Apartments                     190 N. Old Corry Field Road
    83    Preston Racquet Club                       5840 Spring Valley Road
    87    Fountains Gardens & Fountains Corner       5150 Hildring Drive East & 4151 Southwest Loop 820
    88    Town West Plaza                            5615 West 38th Street
    94    Shenandoah Woods                           4250 West 34th Street
    97    Patel Hotel Portfolio                      Various
    98    Fond du Lac Plaza                          75 West Scott Street
    99    Northpark Plaza                            6300 and 6320 Rufe Snow Drive
   102    Stonegate Crossing                         2735 South Hulen Street
   111    Southern Oaks                              6353 Skyline Drive
   114    Lemon Bay                                  1845 Englewood Road
   116    Walgreens - Henderson                      400 Second Street
   118    Walgreens - Seguin, Texas                  1357 East Court Street
   122    2051 Dogwood Street                        2051 Dogwood Street
   126    Bear Valley West Self Storage              12829 Bear Valley Road
   128    Butterfield Business Center                3700 East Columbia Street
   129    100 Medical Center Parkway                 100 Medical Center Parkway
   130    General McMullen Self Storage              421 North General McMullen Drive
   131    Plantation Storage                         810 Sparkleberry Lane
   135    Hidden Pines                               6360 Skyline Drive
   140    Walgreens - Floyds Knob                    200 Lafollette Station
   141    Pecanland Village SC                       4739 Pecanland Mall Drive
   143    Parkview Apartments                        1200 West Taylor Street
   147    Sunrise II Mini Storage                    3225 S. Nellis Boulevard
   148    Layton Hills Business Park                 1550-1590 North Hill Field Road
   151    Shelley Station                            570 South State Street
   153    Lincoln Meadows Retail Center              18366 East Lincoln Avenue
   156    Park Meadows Village and Mrs. Winners      Various
   157    Comfort Inn - Metro Airport                31800 Wick Road
   158    Linens 'N Things of College Station        1505 University Dr. East, Suite 700
   160    Hampton Square Shopping Center             1325 West Elm Street
   162    Unity Pointe                               6370 Windswept Lane
   163    Blalock Office Park                        1200 Blalock
   164    Ashley Square                              6330 Windswept Lane
   165    White Pines Plaza                          1008 East Main Street
   167    Inglewood Village                          6363 Skyline Drive
   168    Crossroads Shopping Center                 1317 East Dixie Drive
   171    Lambertson Lakes Shopping Center Phase II  9650-9686 Washington Street
   173    Silver Lake Plaza                          291 West Canfield Avenue
   176    Blackstone Building                        100 South Dixie Highway
   177    Lewisville Retail Strip Center             859 Highway 121
   179    Fidelity Retail                            425 Commerce Street
   180    310 Professional Building                  310 South Dixie Highway
   182    Cleveland Ridge Apartments                 206 Gray Avenue

MORTGAGE                                                                                   REMAINING                REMAINING
  LOAN                                              CUT-OFF DATE    MONTHLY P&I  MORTGAGE   TERM TO    MATURITY   AMORTIZATION
 NUMBER          CITY            STATE   ZIP CODE      BALANCE        PAYMENT      RATE     MATURITY     DATE         TERM
------------------------------------------------------------------------------------------------------------------------------

     1    New York              NY          10022  475,000,000.00  2,377,079.21   5.9200      119     10/11/2016         0
     3    Various               VR        Various  250,000,000.00  1,711,918.04   6.6500       60     11/11/2011       300
     4    Reston                VA          20190  121,500,000.00    564,660.70   5.5000      119     10/11/2016         0
     5    Atlanta               GA          30309  116,000,000.00    564,729.35   5.7600       59     10/11/2011         0
     9    Atlanta               GA          30309   65,000,000.00    316,443.17   5.7600       59     10/11/2011         0
    12    Tampa                 FL          33607   41,000,000.00    279,325.15   6.6000      180     11/11/2021       300
    13    Ft. Lauderdale        FL          33316   40,000,000.00    245,247.21   6.2100      118      9/11/2016       360
    14    Fairfield Township    NJ          07004   35,000,000.00    183,049.19   6.1900       57      8/11/2011         0
    15    Smyrna                GA          30080   32,750,000.00    171,558.45   6.2000       59     10/11/2011         0
    17    Miami                 FL          33139   28,500,000.00    143,275.17   5.9500      120     11/11/2016         0
    18    Dallas                TX          75203   25,200,000.00    149,631.69   5.9100      119     10/11/2016       360
    25    Statesboro            GA          30458   21,362,487.73    130,929.53   6.1900      118      9/11/2016       358
    26    Dallas                TX          75203   21,300,000.00    126,474.40   5.9100      119     10/11/2016       360
    29    Carmel                IN          46033   18,000,000.00    106,534.32   5.8800      113      4/11/2016       360
    31    Renton                WA          98059   15,900,000.00     78,320.38   5.8300      119     10/11/2016         0
    34    Towanda               PA          18854   14,500,000.00     90,793.32   6.4100      120     11/11/2016       360
    37    Raleigh               NC          27612   13,900,000.00     74,693.19   6.3600       59     10/11/2011         0
    38    Hampton               VA          23669   13,788,562.03     82,737.97   6.0000      119     10/11/2016       359
    39    Memphis               TN          38128   13,500,000.00     80,765.81   5.9800      119     10/11/2016       360
    41    Manassas              VA          20110   13,200,000.00     79,225.55   6.0100      120     11/11/2016       360
    44    Dublin                GA          31021   11,180,367.42     68,523.86   6.1900      118      9/11/2016       358
    47    Morrow                GA          30260   10,350,000.00     61,588.45   5.9300       83     10/11/2013       360
    48    Denton                TX          76201   10,000,000.00     54,243.06   6.4200       59     10/11/2011         0
    50    Hugo                  MN          55038    9,000,000.00     55,122.21   6.2000      118      9/11/2016       360
    51    Houston               TX          77092    9,000,000.00     53,094.68   5.8500      119     10/11/2016       360
    55    Houston               TX          77032    8,500,000.00     52,115.03   6.2100       58      9/11/2011       360
    56    Cartersville          GA          30120    8,500,000.00     50,307.88   5.8800      119     10/11/2016       360
    57    Melbourne             FL          32935    8,400,000.00     49,834.22   5.9000      119     10/11/2016       360
    58    Honolulu              HI          96819    8,393,505.78     51,774.89   6.2600      119     10/11/2016       359
    59    Charleston            SC          29414    8,300,000.00     49,124.16   5.8800      120     11/11/2016       360
    62    Gainesville           FL          32607    8,000,000.00     47,200.38   5.8500       56      7/11/2011       360
    65    Various               VR        Various    7,870,000.00     40,694.46   6.1200      118      9/11/2016         0
    74    Port Orange           FL          32129    7,200,000.00     42,715.04   5.9000      119     10/11/2016       360
    75    Grapevine             TX          76051    7,160,000.00     43,481.77   6.1200      120     11/11/2016       360
    77    Flower Mound          TX          75028    6,800,000.00     40,594.73   5.9600      120     11/11/2016       360
    78    Lynnwood              WA          98087    6,650,000.00     32,756.64   5.8300      119     10/11/2016         0
    79    Federal Way           WA          98023    6,550,000.00     32,264.06   5.8300      119     10/11/2016         0
    80    Dallas                TX          75233    6,280,000.00     38,912.44   6.3100      117      8/11/2016       360
    82    Pensacola             FL          32507    5,850,000.00     35,753.55   6.1800      118      9/11/2016       360
    83    Dallas                TX          75254    5,850,000.00     36,057.51   6.2600      117       8/1/2016       360
    87    Fort Worth            TX          76132    5,530,000.00     34,193.16   6.2900      119     10/11/2016       360
    88    Indianapolis          IN          46254    5,458,000.00     33,075.20   6.1000      117      8/11/2016       360
    94    Houston               TX          77092    5,200,000.00     31,949.69   6.2300      118      9/11/2016       360
    97    Indianapolis          IN          46237    5,074,562.05     33,927.42   6.3400      116      7/11/2016       296
    98    Fond du Lac           WI          54935    5,059,000.00     30,657.28   6.1000      117      8/11/2016       360
    99    North Richland Hills  TX          76180    5,000,000.00     30,655.90   6.2100      116      7/11/2016       360
   102    Fort Worth            TX          76109    4,950,000.00     29,996.74   6.1000      119     10/11/2016       360
   111    Houston               TX          77057    4,400,000.00     27,034.35   6.2300      118      9/11/2016       360
   114    Englewood             FL          34223    4,100,000.00     24,323.84   5.9000      119     10/11/2016       360
   116    Henderson             KY          42420    4,096,664.08     24,766.39   6.0700      119     10/11/2016       359
   118    Seguin                TX          78155    4,000,000.00     24,343.24   6.1400      120     11/11/2016       360
   122    Louisville            CO          80027    3,900,000.00     23,658.99   6.1100      119     10/11/2016       360
   126    Victorville           CA          92392    3,746,924.50     22,579.67   6.0400      119     10/11/2016       359
   128    Tucson                AZ          85714    3,650,000.00     22,544.94   6.2800      117      8/11/2016       360
   129    Huntsville            TX          77340    3,650,000.00     22,331.44   6.1900      118      9/11/2016       360
   130    San Antonio           TX          78237    3,650,000.00     21,602.79   5.8800      119     10/11/2016       360
   131    Columbia              SC          29229    3,600,000.00     22,259.56   6.2900      118      9/11/2016       360
   135    Houston               TX          77057    3,475,000.00     21,350.99   6.2300      118      9/11/2016       360
   140    Floyds Knobs          IN          47119    3,340,000.00     16,875.50   5.9800      120     11/11/2016         0
   141    Monroe                LA          71203    3,300,000.00     19,891.37   6.0500      120     11/11/2016       360
   143    Sherman               TX          75092    3,200,000.00     20,247.23   6.5100      117       8/1/2016       360
   147    Las Vegas             NV          89121    3,097,511.10     18,825.90   6.1200      119     10/11/2016       359
   148    Layton                UT          84041    3,000,000.00     18,005.81   6.0100      119     10/11/2016       360
   151    Shelley               ID          83274    2,800,000.00     16,611.41   5.9000      119     10/11/2016       360
   153    Parker                CO          80134    2,700,000.00     16,327.00   6.0800      113      4/11/2016       360
   156    Various               Various   Various    2,650,000.00     16,628.00   6.4300      120     11/11/2016       360
   157    Romulus               MI          48174    2,643,310.06     17,793.76   6.4400      118      9/11/2016       298
   158    College Station       TX          77840    2,610,000.00     16,308.62   6.3900      119     10/11/2016       360
   160    Hampton               SC          29924    2,588,951.11     16,042.48   6.2700       79      6/11/2013       355
   162    Houston               TX          77057    2,440,000.00     14,991.78   6.2300      118      9/11/2016       360
   163    Houston               TX          77054    2,425,000.00     14,585.91   6.0300      120     11/11/2016       360
   164    Houston               TX          77057    2,420,000.00     14,868.89   6.2300      118      9/11/2016       360
   165    Cherryville           NC          28021    2,384,982.82     14,543.87   6.1000      113      4/11/2016       353
   167    Houston               TX          77057    2,300,000.00     14,131.59   6.2300      118      9/11/2016       360
   168    Asheboro              NC          27203    2,300,000.00     13,645.08   5.9000      119     10/11/2016       360
   171    Thornton              CO          80229    2,198,079.21     12,908.57   5.8000      119     10/11/2016       359
   173    Coeur d'Alene         ID          83815    1,950,000.00     12,210.14   6.4100      118      9/11/2016       360
   176    West Palm Beach       FL          33401    1,823,623.40     11,355.80   6.3500       59     10/11/2011       359
   177    Lewisville            TX          75057    1,762,500.00     10,829.10   6.2300      118      9/11/2016       360
   179    Hernando              MS          38632    1,650,000.00     10,137.88   6.2300      119     10/11/2016       360
   180    West Palm Beach       FL          33401    1,518,853.46      9,457.98   6.3500       59     10/11/2011       359
   182    Durham                NC          27701    1,200,000.00      7,233.23   6.0500      119     10/11/2016       360

MORTGAGE  INTEREST  ADMINISTRATIVE   PRIMARY                         MORTGAGE                                   ARD    ANTICIPATED
  LOAN     ACCRUAL       COST       SERVICING                          LOAN                                  MORTGAGE   REPAYMENT
 NUMBER     BASIS        RATE          FEE         GROUND LEASE?      SELLER            DEFEASANCE             LOAN       DATE
----------------------------------------------------------------------------------------------------------------------------------

     1     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
     3     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     No         N/A
     4     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
     5     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     No         N/A
     9     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     No         N/A
    12     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance                No         N/A
    13     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    14     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance                No         N/A
    15     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance                No         N/A
    17     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     No         N/A
    18     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    25     Act/360      0.0207         0.02    Fee Simple/Leasehold     LB     Defeasance                       No         N/A
    26     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    29     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    31     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    34     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    37     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
    38     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
    39     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance                No         N/A
    41     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    44     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    47     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    48     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    50     Act/360      0.0507         0.05    Fee Simple               LB     Yield Maintenance                No         N/A
    51     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    55     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
    56     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    57     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    58     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    59     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    62     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
    65     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    74     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    75     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    77     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
    78     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    79     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    80     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
    82     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    83     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    87     Act/360      0.0507         0.05    Fee Simple               LB     Defeasance                       No         N/A
    88     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    94     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
    97     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    98     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
    99     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   102     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   111     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
   114     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   116     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   118     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   122     Act/360      0.0807         0.08    Fee Simple               LB     Yield Maintenance                No         N/A
   126     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
   128     Act/360      0.0807         0.08    Fee Simple               LB     Yield Maintenance                No         N/A
   129     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
   130     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   131     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   135     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
   140     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   141     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   143     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   147     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
   148     Act/360      0.0807         0.08    Fee Simple               LB     Yield Maintenance                No         N/A
   151     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   153     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   156     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   157     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   158     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   160     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   162     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
   163     Act/360      0.0207         0.02    Fee Simple               LB     Yield Maintenance                No         N/A
   164     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
   165     Act/360      0.1107         0.11    Fee Simple               LB     Defeasance                       No         N/A
   167     Act/360      0.0607         0.06    Fee Simple               LB     Defeasance                       No         N/A
   168     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   171     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
   173     Act/360      0.0807         0.08    Fee Simple               LB     Yield Maintenance                No         N/A
   176     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
   177     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   179     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A
   180     Act/360      0.0807         0.08    Fee Simple               LB     Defeasance                       No         N/A
   182     Act/360      0.0207         0.02    Fee Simple               LB     Defeasance                       No         N/A

MORTGAGE                            MORTGAGE
  LOAN      ARD        CROSS      LOAN SELLER
 NUMBER   SPREAD  COLLATERALIZED    LOAN ID    SOURCE
-----------------------------------------------------

     1      N/A   No                060721007  LBB
     3      N/A   No                060401001  LBB
     4      N/A   No                060619001  LBB
     5      N/A   No                060921009  LBHI
     9      N/A   No                060921010  LBHI
    12      N/A   No                060419002  LBB
    13      N/A   No                060619002  LBB
    14      N/A   No                060605007  LBB
    15      N/A   No                060815003  LBHI
    17      N/A   No                060711001  LBB
    18      N/A   Yes (LB-A)        060829006  LBB
    25      N/A   No                060707006  LBB
    26      N/A   Yes (LB-A)        060612009  LBB
    29      N/A   No                051206003  LBB
    31      N/A   No                060622003  LBB
    34      N/A   No                060407008  LBB
    37      N/A   No                060620003  LBB
    38      N/A   No                060516004  LBB
    39      N/A   No                060726001  LBB
    41      N/A   No                060614002  LBB
    44      N/A   No                060707005  LBB
    47      N/A   No                060607008  LBB
    48      N/A   No                060518008  LBB
    50      N/A   No                060412003  LBB
    51      N/A   No                060815008  LBB
    55      N/A   No                060705004  LBB
    56      N/A   No                060801003  LBB
    57      N/A   No                060731003  LBB
    58      N/A   No                060705007  LBB
    59      N/A   No                060727003  LBB
    62      N/A   No                050405001  LBB
    65      N/A   No                060520001  LBB
    74      N/A   No                060731006  LBB
    75      N/A   No                060726003  LBB
    77      N/A   No                060810003  LBB
    78      N/A   No                060622004  LBB
    79      N/A   No                060622002  LBB
    80      N/A   No                060518006  LBB
    82      N/A   No                060622001  LBB
    83      N/A   No                051208012  LBB
    87      N/A   No                060713001  LBB
    88      N/A   No                060608004  LBB
    94      N/A   Yes (LB-B)        060914004  LBB
    97      N/A   No                051028007  LBB
    98      N/A   No                060608001  LBB
    99      N/A   No                060331004  LBB
   102      N/A   No                060728004  LBB
   111      N/A   Yes (LB-B)        060914005  LBB
   114      N/A   No                060731002  LBB
   116      N/A   No                050817049  LBB
   118      N/A   No                060606002  LBB
   122      N/A   No                060807004  LBB
   126      N/A   No                060210001  LBB
   128      N/A   No                060503013  LBB
   129      N/A   No                060104004  LBB
   130      N/A   No                060222005  LBB
   131      N/A   No                060402004  LBB
   135      N/A   Yes (LB-B)        060914002  LBB
   140      N/A   No                060711005  LBB
   141      N/A   No                060718007  LBB
   143      N/A   No                060309007  LBB
   147      N/A   No                060721004  LBB
   148      N/A   No                060314008  LBB
   151      N/A   No                060731004  LBB
   153      N/A   No                050922007  LBB
   156      N/A   No                060706002  LBB
   157      N/A   No                051117005  LBB
   158      N/A   No                060503009  LBB
   160      N/A   No                060209004  LBB
   162      N/A   Yes (LB-B)        060914006  LBB
   163      N/A   No                060810002  LBB
   164      N/A   Yes (LB-B)        060914001  LBB
   165      N/A   No                060103009  LBB
   167      N/A   Yes (LB-B)        060914003  LBB
   168      N/A   No                060731001  LBB
   171      N/A   No                060412007  LBB
   173      N/A   No                060628001  LBB
   176      N/A   No                060620004  LBB
   177      N/A   No                060606001  LBB
   179      N/A   No                060227001  LBB
   180      N/A   No                060620005  LBB
   182      N/A   No                060616008  LBB

                                   EXHIBIT B-1

                          OPINION OF SIDLEY AUSTIN LLP

                        [LETTERHEAD OF SIDLEY AUSTIN LLP]

                                December 5, 2006

To the Parties Listed on Annex A hereto:

               Re: LB-UBS Commercial Mortgage Trust 2006-C7
                   Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Ladies and Gentlemen:

               We have acted as special counsel to Lehman Brothers Holdings Inc.
("LBHI") and LUBS Inc. ("LUBS"), in connection with the following transactions
(collectively, the "Transactions"):

          (i) the sale by LUBS, and the purchase by Structured Asset Securities
     Corporation II (the "Depositor"), of a certain commercial mortgage loan
     (the "LUBS Mortgage Loan"), pursuant to the LUBS Mortgage Loan Purchase
     Agreement, dated as of November 21, 2006 (the "LUBS Mortgage Loan Purchase
     Agreement"), between LUBS as seller, the Depositor as purchaser and LBHI as an additional party;

          (ii) the sale by LBHI, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage
     Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of
     November 21, 2006 (the "LBHI Mortgage Loan Purchase Agreement" and,
     together with the LUBS Mortgage Loan Purchase Agreement, the "Mortgage Loan
     Purchase Agreements"), between LBHI as seller and the Depositor as purchaser; and

          (iii) the negotiation and execution of the LBHI Indemnification
     Agreement, dated as of November 21, 2006 (the "LBHI Indemnification
     Agreement"), between LBHI, the Depositor, Lehman Brothers Inc. ("LBI"), UBS
     Global Asset Management (US) Inc. ("UBS-AM"), KeyBanc Capital Markets, a
     division of McDonald Investments Inc. ("KBCM") and Citigroup Global Markets
     Inc. ("CGMI").

               In the course of our acting as special counsel to LBHI and LUBS as described above, we prepared or reviewed the LUBS Mortgage Loan Purchase
Agreement, the LBHI Mortgage Loan Purchase Agreement and the LBHI
Indemnification Agreement (collectively, the "Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the LBHI Mortgage
Loan Purchase Agreement and, to the extent not defined therein, in the other
Agreements.

               For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents

 Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

and records as we have deemed relevant or necessary as the basis for such opinions; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the
Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii)
except as expressly addressed in opinion paragraphs 1 and 2 below, the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix) except as expressly addressed in opinion paragraph
3 below, that each of the Agreements is the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) the compliance with the Agreements by all parties thereto, and (xi)
the absence of any other agreement that supplements or otherwise modifies the express terms of the Agreements.

               Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2)
the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not in writing and executed by all relevant parties, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is

to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

               When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the
Sidley Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation of LBHI and LUBS.
In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

               In rendering the opinions set forth below, we do not express any opinion concerning the laws of any jurisdiction other than the General
Corporation Law of the State of Delaware (solely with respect to opinion paragraph 2 below), the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case, without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular State, including the State of New York, or with respect to any matter not expressly addressed below.

               Based upon and subject to the foregoing, we are of the opinion that:

               1. The execution, delivery and performance by LBHI of the
          Agreements do not conflict with, or result in a violation of, any federal or State of New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements). The execution, delivery and performance by LUBS of the LUBS Mortgage Loan
          Purchase Agreement do not conflict with, or result in a violation of, any federal or State of New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LUBS (except for any such conflict or violation as would not have a material adverse effect on the performance by LUBS of its obligations under the LUBS Mortgage Loan
          Purchase Agreement).

               2. The terms of the Agreements (insofar as they apply to LBHI) do not conflict with, or result in the violation of, any provision of the
          General Corporation Law of the State of Delaware that is applicable to
          LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements). The terms of the LUBS Mortgage Loan Purchase
          Agreement (insofar as they apply to LUBS) do not conflict with, or result in the violation of, any provision of the General Corporation
          Law of the State of Delaware that is applicable to LUBS (except for any such conflict or violation as would not have a material adverse effect on the performance by LUBS of its obligations under the LUBS
          Mortgage Loan Purchase Agreement).

               3. The LBHI Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of LBHI, enforceable against LBHI in accordance with its terms. The

          LUBS Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of each of LUBS and LBHI, enforceable against each of LUBS and LBHI in accordance with its terms.

               4. No consent, approval, authorization or order of any federal or
          State of New York court, agency or other governmental body is required for the consummation by LBHI of the transactions contemplated by the terms of the Agreements, except such as have been obtained. No consent, approval, authorization or order of any federal or State of
          New York court, agency or other governmental body is required for the consummation by LUBS of the transactions contemplated by the terms of the LUBS Mortgage Loan Purchase Agreement, except such as have been obtained.

               The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                        Very truly yours,

                                     ANNEX A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019

Citigroup Global Markets Inc.
388 Greenwich Street
19th Floor
New York, New York 10013

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019

LUBS Inc.
745 Seventh Avenue
New York, New York 10019

KeyBanc Capital Markets,
   a division of McDonald Investments Inc.
Key Tower
127 Public Square
Cleveland, Ohio 44114

LNR Partners, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 10th Floor
New York, New York 10004

Fitch, Inc.
One State Street Plazat
New York, New York 10004

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

                                      B-1-1

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

                      [LETTERHEAD OF LEHMAN BROTHERS INC.]

                                December 5, 2006

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019

LUBS Inc.
745 Seventh Avenue
New York, New York 10019

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019

KeyBanc Capital Markets
a division of McDonald Investments Inc.
Key Tower
127 Public Square
Cleveland, Ohio 44114

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60603

LNR Partners, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139

Fitch, Inc.
One State Street Plazar
New York, New York 10004

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 10th Floor
New York, New York 10041

Citigroup Global Markets Inc.
388 Greenwich Street
19th Floor
New York, New York 10013

          Re:  LB-UBS Commercial Mortgage Trust 2006-C7 Commercial Mortgage
               Pass-Through Certificates, Series 2006-C7

Ladies and Gentlemen:

          I am internal counsel to Lehman Brothers Holdings Inc. ("LBHI") and, in such capacity, have also acted as counsel to LUBS Inc. ("LUBS"). I am familiar with matters pertaining to the following agreements (collectively, the
"Agreements"):

                                      B-2-1

               (i) the LUBS Mortgage Loan Purchase Agreement dated as of
     November 21, 2006 (the "LUBS Mortgage Loan Purchase Agreement"), between
     LUBS, Structured Asset Securities Corporation II ("SASCO II") and LBHI as
     an additional party;

               (ii) the LBHI Mortgage Loan Purchase Agreement dated as of
     November 21, 2006, (the "LBHI Mortgage Loan Purchase Agreement"), between
     LBHI and Structured Asset Securities Corporation II ("SASCO II");

               (iii) the LBHI Indemnification Agreement dated as of November 21,
     2006 (the"LBHI Indemnification Agreement"), between LBHI, SASCO II, Lehman
     Brothers Inc. ("LBI"), UBS Global Asset Management (US) Inc. ("UBS-AM"),
     KeyBanc Capital Markets, a division of McDonald Investments Inc. ("KBCM")
     and Citigroup Global Markets Inc. ("CGMI").

          You have asked for my opinion regarding various legal matters involving, among other things, LBHI, LUBS and the Agreements.

          As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of each of
LBHI and LUBS in the Agreements, (ii) the relevant resolutions of the Board of
Directors of each of LBHI and LUBS, (iii) certificates of responsible officers of each of LBHI and LUBS, and (iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

          I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of each of LBHI and LUBS, records of proceedings taken by each of LBHI and LUBS and other corporate documents and records of each of LBHI and LUBS, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of LBHI or LUBS), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

          On the basis of and subject to the foregoing, it is my opinion that:

          (1) Each of LBHI and LUBS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. LBHI has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements. LUBS has the requisite corporate power and authority to transact business in the manner described in the LUBS Mortgage Loan Purchase Agreement and to consummate the transactions contemplated by the LUBS Mortgage Loan
Purchase Agreement.

          (2) Each Agreement has been duly authorized, executed and delivered by
LBHI. The LUBS Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by LUBS.

          (3) The execution, delivery and performance of the Agreements by LBHI,
(i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or

                                      B-2-2

constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LBHI is a party,
(ii) do not contravene LBHI's certificate of incorporation or by-laws, and (iii)
to my knowledge, do not contravene any order of any court or governmental agency that names LBHI and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LBHI to perform its obligations under the
Agreements).

          (4) The execution, delivery and performance of the LUBS Mortgage Loan
Purchase Agreement by LUBS, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LUBS is a party, (ii) do not contravene LUBS's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LUBS and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LUBS to perform its obligations under the LUBS
Mortgage Loan Purchase Agreement).

          The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

          A.   I am a member of the Bar of the State of New York and render no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State
               of Delaware and the federal laws of the United States of America.

          B.   My opinions are limited to the present laws and to the facts as they presently exist. I assume no obligation to revise or
               supplement this opinion should the present laws of any
               jurisdiction referred to in paragraph A. above be changed by legislative action, judicial decision or otherwise.

          This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

          The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                        Very truly yours,

                                      B-2-3